UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 28, 2017

CRYO CELL International, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-23386	22-3023093
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

700 Brooker Creek Boulevard, Oldsmar, Florida		34677
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (813) 749-2100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 28, 2017, Cryo-Cell International, Inc. (the “Registrant”) issued the attached Press Release reporting on financial results for the fiscal year ended November 30, 2016. The press release giving details associated with the Registrant’s earnings is attached as Exhibit 99.1 to this report. The information included in Exhibit 99.1 is considered to be “furnished” under the Securities Exchange Act of 1934.

Item 9.01. Financial Statements and Exhibits.

Financial Statements of Businesses Acquired.	Not Applicable.

Pro Forma Financial Information	Not Applicable.

Shell Company Transactions	Not Applicable.

Exhibits.

Exhibit No.	Description

99.1	Press Release, dated February 28, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CRYO CELL International, Inc.

DATE: March 6, 2017	By:	/s/ David Portnoy
David Portnoy
Chairman, Co-CEO